UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.c. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 11, 2014

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California  92705

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Financial Officer.

On July 11, 2014, Chuck McBride notified Iteris, Inc. (the “Company”) of his resignation from his position as Vice President of Finance and Chief Financial Officer of the Company, effective immediately.

(c) Appointment of Interim Chief Financial Officer.

As of July 14, 2014, Craig Christensen assumed the role of Interim Chief Financial Officer until a permanent replacement for Mr. McBride has been identified by the Company. As Interim Chief Financial Officer of the Company, Mr. Christensen will perform the functions of principal financial officer and principal accounting officer.

Mr. Christensen, age 36, has served as the Company’s Controller since April 2012.  Prior to joining the Company, Mr. Christensen served as the Corporate Controller and Director of Finance and Accounting at SM&A, a provider of competition and program management services, from 2007 until April 2012. Prior to joining SM&A, Mr. Christensen served as a Manager in the Assurance Advisory & Business Services practice at Ernst & Young LLP. Mr. Christensen is a Certified Public Accountant in the State of California and holds a Bachelor of Arts degree in Business Economics with an emphasis in Accounting from the University of California, Santa Barbara.

In connection with Mr. Christensen’s appointment, his annual base salary was increased from $165,000 per year to $200,000 per year.

Item 7.01                                         Regulation FD Disclosure

On July 15, 2014, the Company issued a press release providing an update regarding the Company’s earnings release and investor conference call to discuss its financial results for the fiscal fourth quarter and full year ended March 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed or furnished as a part of this report.

Exhibit No.	Description

99.1	Press Release dated July 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 2014

ITERIS, INC.,
a Delaware corporation

By:	/s/ Abbas Mohaddes
Abbas Mohaddes
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 15, 2014